J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan U.S. Dynamic Plus Fund

(All Share Classes)

(a series of JPMorgan Trust I)

JPMorgan U.S. Large Cap Core Plus Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated March 15, 2018

to the Summary Prospectus, Prospectus and Statement of Additional Information

dated November 1, 2017, as supplemented

At a special meeting of shareholders held on March 14, 2018, the proposed Agreement and Plan of Reorganization (the “Reorganization Agreement”) by JPMorgan Trust I (the “Trust”) relating to the proposed reorganization of the JPMorgan U.S. Dynamic Plus Fund (the “Fund”) into the JPMorgan U.S. Large Cap Core Plus Fund (the “Acquiring Fund”) did not receive the votes necessary for approval. As described in the proxy statement mailed to the Fund’s shareholders, if the Fund’s shareholders do not approve the Reorganization Agreement, the Fund will not be reorganized into the Acquiring Fund and the Board of Trustees of the Trust may consider other options, including the continued operation of the Fund. At this time, the Fund will continue to operate normally.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

SUP-USEQ-318